General Municipal

Bond Fund, Inc.

SEMIANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              General Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General Municipal Bond Fund, Inc., covering the six-month period from March 1, 2000 through August 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates twice during the reporting period before signs of moderation began to appear in the summer of 2000.

Generally, higher interest rates normally lead to lower municipal bond prices. However, supply-and-demand factors unique to the municipal bond market helped promote higher prices over the six-month period. Because of robust economic growth, many municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues, while demand from individual investors strengthened. As a result, despite several short-term rallies and fallbacks, municipal bond averages generally improved during the reporting period.

We appreciate your confidence over the past six months, and look forward to your continued participation in General Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000

2


DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended August 31, 2000 the fund achieved a 6.49% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average return was 6.43% for the same period.(2)

We attribute the fund's good overall performance to our security- selection strategy, which emphasized bonds with relatively high yields. These securities performed particularly well when the overall municipal bond market rallied.

What is the fund's investment approach?

Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds, as is consistent with the preservation of capital.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal
                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration that is consistent with other municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began on March 1, 2000, higher interest rates and inflation concerns had already eroded the prices of many municipal bonds. In response to these concerns, the Federal Reserve Board (the "Fed") continued to raise short-term interest rates during the reporting period, implementing increases in March and May for a total increase of 0.75 percentage points.

Despite higher interest rates, the municipal bond market generally rallied during the six-month reporting period. The market rally was partly the result of ongoing strength in the national, state and local economies, which helped keep municipal bond prices relatively high compared to taxable bonds. Many states and municipalities have enjoyed higher tax revenues and budget surpluses in this environment, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period one year earlier. At the same time, demand for municipal bonds has been strong from individuals seeking to protect wealth created by the strong economy and a rising stock market. When demand rises and supply falls, prices of existing bonds generally tend to move higher.

What is the fund's current strategy?

We have been preparing for a time of general uncertainty regarding the U.S. economy and interest rates. Recent signs of economic slowdown suggest that the Fed's restrictive monetary policies could be near an end. On the other hand, any threat of resurgent inflationary pressures could lead to more interest-rate hikes. We expect this uncertainty to persist through November's presidential election, at which point the Fed may be more comfortable signaling its intentions for monetary policy.

4

Accordingly, we have recently been selling bonds that we believe may be subject to the greatest credit concerns in an economic downturn, including securities issued by hospitals and economically sensitive companies such as paper producers. As of August 31, 2000, more than 90% of the fund's holdings were rated investment grade by the major bond rating agencies. When appropriate, we have redeployed the proceeds of those sales to high quality, income-oriented bonds with structures that we believe will help cushion price declines if
interest    rates    rise    further.

In addition, we have reduced the fund's average duration to a point that we consider shorter than the average for our peer group. This posture is intended to increase our flexibility, enabling us to act faster if and when the future direction of economic growth, inflation and interest rates becomes clearer.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

August 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.6%                             Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------

ALABAMA--2.7%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                          12,000,000                  11,758,080

CALIFORNIA--3.7%

California Pollution Control Financing Authority, PCR

  (San Diego Gas and Electric Co.)

   7.78%, 6/1/2014 (Insured; MBIA)                                  6,355,000  (a,b)            7,715,542

San Joaquin Hills Transportation Corridor, Toll Road Revenue:

   Zero Coupon, 1/15/2026 (Insured; MBIA)                           6,000,000                   1,443,420

   Zero Coupon, 1/15/2031 (Insured; MBIA)                          24,000,000                   4,334,640

   Zero Coupon, 1/15/2032 (Insured; MBIA)                          13,690,000                   2,333,461

COLORADO--7.9%

Colorado Housing Finance Authority, Single Family Program:

   7.55%, 8/1/2023                                                  1,110,000                   1,137,084

   7.15, 10/1/2030 (Insured; FHA)                                   1,115,000                   1,263,507

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2022 (Insured; MBIA)                           10,900,000                   3,125,139

Denver City and County, Airport System Revenue:

   7.25%, 11/15/2012                                                4,065,000                   4,314,225

   7.25%, 11/15/2012 (Prerefunded 11/15/2002)                       1,035,000  (c)              1,114,954

   7.75%, 11/15/2021                                                5,365,000                   5,627,939

   7.75%, 11/15/2021 (Prerefunded 11/15/2001)                       1,395,000  (c)              1,476,984

   7.25%, 11/15/2023                                                3,985,000                   4,220,872

   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                       1,200,000  (c)              1,292,700

   8.00%, 11/15/2025                                                3,890,000                   4,020,315

   8.00%, 11/15/2025 (Prerefunded 11/15/2001)                       1,360,000  (c)              1,418,045

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                  5,000,000                   5,190,500

FLORIDA--3.7%

Palm Beach County, Solid Waste IDR (Osceola Power Ltd.

   Partnership) 6.95%, 1/1/2022                                     3,000,000  (d)              1,710,000

Polk County Industrial Development Authority,

   IDR 7.525%, 1/1/2015                                            13,840,000                  14,165,655

ILLINOIS--4.1%

City of Chicago Board of Education, School Reform

   Zero Coupon, 12/1/2026 (Insured; FGIC)                          20,000,000                  4,368,800

Illinois Health Facilities Authority, Health Hospital and Nursing

  Home Revenue (Residential Centers Inc.)

   8.50%, 8/15/2016                                                 5,335,000                  5,573,848

Village of Romeoville 8.375%, 1/1/2010                              7,495,000                  7,808,291

6

                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                         Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------

INDIANA--1.0%

Indiana State Development Finance Authority, Revenue

   (Inland Steel Facilities) 5.75%, 10/1/2011                       5,000,000                  4,335,250

KENTUCKY--6.7%

Kenton County Airport Board, Airport Revenue

  (Special Facilities--Delta Airlines Project):

      7.50%, 2/1/2012                                              11,550,000                 11,985,551

      7.125%, 2/1/2021                                              4,630,000                  4,774,039

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                     5,500,000                  5,871,030

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                  6,000,000                  6,552,240

LOUISIANA--2.5%

Louisiana Public Facilities Authority, HR (Louisiana Association

  of Independent Colleges and Universities Facilities

   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)              6,195,000  (c)             6,639,243

Parish of Saint James, SWDR (Freeport-McMoRan
   Partnership Project) 7.70%, 10/1/2022                            4,140,000                  4,300,011

MARYLAND--1.5%

Maryland Community Development Administration Department

   of Community Development 9.924%, 4/1/2026                        4,840,000  (a,b)           5,157,262

Montgomery County Housing Opportunities Commission,

   MFMR 7.375%, 7/1/2032                                            1,225,000                  1,254,400

MASSACHUSETTS--4.0%

Massachusetts Development Finance Agency, College and

   University Revenue (Boston University) 6%, 5/15/2059             2,500,000                  2,546,125

Massachusetts Port Authority, Special Project Revenue

   (Harborside Hyatt Project) 10%, 3/1/2026                         3,000,000                  3,109,920

Massachusetts Water Resource Authority, Water Revenue

   4%, 12/1/2018 (Insured; MBIA)                                    5,820,000                  4,848,584

Route 3 North Transit Improvement Association, Lease

   Revenue 5.25%, 6/15/2024 (Insured; MBIA)                         7,000,000                  6,728,330

MICHIGAN--12.0%

Dearborn Economic Development Corp., HR

  (Oakwood Obligation Group)

   5.875%, 11/15/2025 (Insured; FGIC)                               4,950,000                  5,042,515

Dickinson County Healthcare System, HR 5.80%, 11/1/2024             5,000,000                  3,885,650

State of Michigan, COP 5.50%, 6/1/2027 (Insured; AMBAC)             2,000,000                  1,977,980

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                   Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                        Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                      2,000,000  (c)             2,359,200

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                     4,910,000  (c)             5,797,384

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                      8,000,000  (c)             9,089,040

Michigan Strategic Fund, SWDR (Genesee Power Station

   Project) 7.50%, 1/1/2021                                         7,000,000                  7,229,040

Pinckney Community Schools

   5.50%, 5/1/2027 (Insured; FGIC)                                  2,675,000                  2,642,338

Ravenna Public Schools 5.25%, 5/1/2024 (Insured; FGIC)              3,000,000                  2,876,280

Romulus Economic Development Corp., Economic Development

  Revenue (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)        5,000,000                  5,761,450

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines Inc.) 6.75%, 12/1/2015                       5,605,000                  5,612,174

MINNESOTA--4.0%

Chaska, Electric Revenue 6%, 10/1/2025                              2,000,000                  2,020,220

Minneapolis and Saint Paul Metropolitan Airports Commission,

   Airport Revenue 5%, 1/1/2030 (Insured; AMBAC)                    5,000,000                  4,586,700

Minnesota Housing Finance Agency, SFMR:

   5.95%, 1/1/2017                                                  2,525,000                  2,579,616

   6%, 1/1/2021                                                     2,415,000                  2,463,493

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.50%, 11/15/2027 (Insured; ACA)                                 6,400,000                  5,861,760

MISSOURI--.4%

Missouri State Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                         1,500,000                  1,540,380

NEW HAMPSHIRE--.6%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage:

      7.75%, 7/1/2023                                                 655,000                    679,346

      7.70%, 7/1/2029                                               1,960,000                  1,995,574

NEW YORK--11.0%

Monroe Tobacco Asset Securitization Corp., Tobacco

  Settlement asset Backed Bonds:

      6.375%, 6/1/2035                                              3,000,000                  3,029,850

      6.625, 6/1/2042                                               3,000,000                  3,099,780

New York City Transitional Finance Authority, Revenue

   4.75%, 5/1/2023                                                  3,000,000                  2,665,830

8

                                                                   Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                        Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue:

  (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                               4,000,000                  3,829,840

   (State University Educational Facilities):

      7.50%, 5/15/2013                                              2,500,000                  3,051,800

      5.50%, 5/15/2026                                             10,000,000                  9,763,900

New York State Local Government Assistance Corp., Sales

   Tax Revenue 5.25%, 4/1/2016 (Insured; AMBAC)                     6,410,000                  6,453,844

Port Authority of New York and New Jersey, Special

  Obligation Revenue (JFK International Airlines

   Terminal) 5.75%, 12/1/2022 (Insured; MBIA)                       5,800,000                  5,905,560

Triborough Bridge and Tunnel Authority, Highway Toll
   Revenues 5.50%, 1/1/2017 (Insured; MBIA)                        10,000,000                 10,294,400

NORTH CAROLINA--4.4%

Charlotte, Special Facilities, Airport and Marina

  Revenue (Charlotte--Douglas International Airport)

   5.60%, 7/1/2027                                                 10,480,000                  8,457,046

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                               1,000,000                  1,039,090

      6.625%, 8/15/2030 (Insured; ACA)                              2,565,000                  2,684,683

North Carolina Eastern Municipal Power Agency, Power

  System Revenue:

      5.75%, 1/1/2024                                               2,000,000                  1,861,660

      6.75%, 1/1/2026                                               5,000,000                  5,172,250

NORTH DAKOTA--1.1%

North Dakota Housing Finance Agency, SFMR:

   7.30%, 7/1/2024                                                  2,455,000                  2,509,869

   7.75%, 7/1/2024 (Insured; MBIA)                                  2,380,000                  2,437,667

OHIO--5.6%

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                 4,540,000                  4,501,864

Lucas County, HR (Promedica Healthcare Obligated

   Group) 5.375%, 11/15/2029 (Insured: AMBAC)                       3,345,000                  3,211,568

State of Ohio, SWDR (USG Corp. Project) 5.60%, 8/1/2032             4,000,000                  3,581,600

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                               5,000,000                  5,184,400

Ohio Water Development Authority, Pollution Control Facilities

   Revenue (Cleveland Electric) 6.10%, 8/1/2020                     8,400,000                  7,991,172

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                   Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                        Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------

OKLAHOMA--1.5%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                     6,025,000                  6,577,071

PENNSYLVANIA--.9%

Lehigh County General Purpose Authority, Revenue

   (Wiley House) 9.50%, 11/1/2016 (Prerefunded 11/1/2001)           3,500,000  (c)             3,767,540

RHODE ISLAND--1.0%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                             4,305,000                  4,437,594

TEXAS--6.6%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)

   7%, 12/1/2011 (Guaranteed; AMR Corp.)                           10,000,000                 10,868,100

Dallas--Fort Worth International Airport Facility Improvement

  Corp., Revenue (Delta Airlines Inc.)

   7.125%, 11/1/2026                                                5,000,000                  5,056,300

Gulf Coast Waste Disposal Authority, SWDR

  (Champion International Corp. Project):

      7.25%, 4/1/2017                                               2,810,000                  2,912,425

      7.25%, 4/1/2017 (Prerefunded 4/1/2002)                        1,925,000  (c)             2,040,038

Houston, Airport System Revenue, Special Facilities

   (Continental Airlines Project) 5.70%, 7/15/2029                  5,575,000                  4,669,174

Tomball Hospital Authority, Health Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                 3,550,000                  3,115,480

UTAH--.9%

Carbon County, SWDR (Sunnyside Cogeneration Project):

   7.10%, 8/15/2023                                                 3,975,000                  3,810,276

   Zero Coupon, 8/15/2024                                           1,235,000                    203,059

WASHINGTON--4.7%

Chelan County Public Utility District Number 001, Consolidated

   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                   5,655,000                  6,708,470

Washington Housing Finance Commission, Nonprofit Housing

  Revenue (Seattle University Auxiliary Services Project)

   5.30%, 7/1/2031 (LOC; Bank of America)                           1,370,000                  1,250,865

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)              10,425,000                 12,348,830

WYOMING--1.1%

Wyoming Community Development Authority, Housing Revenue

   6.25%, 6/1/2027                                                  2,335,000                  2,370,025

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                  2,500,000                  2,622,450

10

                                                                   Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                        Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------

U.S. RELATED--1.0%

Puerto Rico Electric Power Authority, Power Revenue

   4.50%, 7/1/2018 (Insured; MBIA)                                  5,000,000                  4,507,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $401,124,811)                                                                       411,508,596
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.1%
--------------------------------------------------------------------------------

FLORIDA--1.1%

Saint Lucie, SWDR, VRDN

   (Florida Light and Power Co.) 4.35%                              5,000,000  (e)             5,000,000

IOWA--2.8%

Iowa Finance Authority, SWDR, VRDN

  (Cedar River Paper Co. Project):

      4.40% (LOC; Bank of Nova Scotia)                              4,000,000  (e)             4,000,000

      4.40% (LOC; Union Bank of Switzerland)                        8,000,000  (e)             8,000,000

MINNESOTA--.2%

Mankato, VRDN (Mankato Area Family YMCA)

   4.40% (LOC; U.S. Bank N.A.)                                        800,000  (e)               800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $17,800,000)                                                                         17,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $418,924,811)                                   98.7%                429,308,596

CASH AND RECEIVABLES (NET)                                               1.3%                  5,539,830

NET ASSETS                                                             100.0%                434,848,426

                                                                                                     The Fund 11


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access                      IDR        Industrial Development Revenue
AMBAC                     American Municipal Bond                      LOC        Letter of Credit
                             Assurance Corporation                     MBIA       Municipal Bond Investors
COP                       Certificate of Participation                               Assurance Insurance
FHA                       Federal Housing Administration                             Corporation
FGIC                      Financial Guaranty Insurance                 MFHR       Multi-Family Housing Revenue
                             Company                                   MFMR       Multi-Family Mortgage Revenue
FNMA                      Federal National Mortgage                    PCR        Pollution Control Revenue
                             Association                               SFMR       Single Family Mortgage Revenue
GNMA                      Government National Mortgage                 SWDR       Solid Waste Disposal Revenue
                             Association                               VRDN       Variable Rate Demand Notes
HR                        Hospital Revenue











Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              33.4

AA                               Aa                              AA                                               10.8

A                                A                               A                                                18.2

BBB                              Baa                             BBB                                              18.9

BB                               Ba                              BB                                                2.9

B                                B                               B                                                 1.0

F1                               Mig1                            SP1                                               4.0

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                     10.8

                                                                                                                 100.0



(A) INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2000, THESE SECURITIES AMOUNTED TO $12,872,804 OR 3.0% OF NET ASSETS.

(C) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(D)  NON-INCOME ACCRUING SECURITY.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST-SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000 (Unaudited)

                                                      Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           418,924,811   429,308,596

Interest receivable                                                   6,349,028

Receivable for investment securities sold                               246,885

Prepaid expenses                                                         10,982

                                                                    435,915,491
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           318,895

Cash overdraft due to Custodian                                         560,749

Payable for shares of Common Stock redeemed                              34,383

Accrued expenses                                                        153,038

                                                                      1,067,065
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      434,848,426
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     444,758,421

Accumulated net realized gain (loss) on investments                 (20,293,780)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             10,383,785
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      434,848,426
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      32,214,934

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    13.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,837,062

EXPENSES:

Management fee--Note 3(a)                                            1,196,880

Shareholder servicing costs--Note 3(b)                                 602,382

Professional fees                                                       48,036

Directors' fees and expenses--Note 3(c)                                 25,127

Custodian fees                                                          23,319

Registration fees                                                       10,359

Prospectus and shareholders' reports                                     8,318

Loan commitment fees--Note 2                                             1,683

Miscellaneous                                                           13,427

TOTAL EXPENSES                                                       1,929,531

INVESTMENT INCOME--NET                                              11,907,531
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,024,078)

Net unrealized appreciation (depreciation) on investments           17,427,955

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              15,403,877

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                27,311,408

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2000         Year Ended
                                              (Unaudited)  February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,907,531         27,028,469

Net realized gain (loss) on investments        (2,024,078)       (18,324,025)

Net unrealized appreciation (depreciation)
   on investments                              17,427,955        (34,848,198)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   27,311,408        (26,143,754)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (11,907,531)       (27,197,310)

Net realized gain on investments                       --         (4,690,240)

TOTAL DIVIDENDS                               (11,907,531)       (31,887,550)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  17,595,667        249,567,796

Dividends reinvested                            8,176,411         22,212,897

Cost of shares redeemed                       (45,154,610)      (350,134,837)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (19,382,532)       (78,354,144)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,978,655)      (136,385,448)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           438,827,081        575,212,529

END OF PERIOD                                 434,848,426        438,827,081
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,336,019         17,395,556

Shares issued for dividends reinvested            617,744          1,623,846

Shares redeemed                                (3,426,202)       (24,802,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,472,439)        (5,783,573)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                             Six Months Ended
                                             August 31, 2000                     Fiscal Year Ended February,
                                                                ---------------------------------------------------------------
                                                (Unaudited)     2000        1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.03     14.57       14.95         14.53          15.00         14.45

Investment Operations:

Investment income--net                                 .36       .73         .74           .77            .78           .82

Net realized and unrealized

   gain (loss) on investments                          .47     (1.42)       (.09)          .44           (.21)          .57

Total from Investment Operations                       .83      (.69)        .65          1.21            .57          1.39

Distributions:

Dividends from investment
   income--net                                        (.36)     (.73)       (.74)         (.77)          (.78)         (.82)

Dividends from net realized gain
   on investments                                       --      (.12)       (.29)         (.02)          (.26)         (.02)

Total Distributions                                   (.36)     (.85)      (1.03)         (.79)         (1.04)         (.84)

Net asset value, end of period                       13.50     13.03       14.57         14.95          14.53         15.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     12.87(a)  (4.81)       4.47          8.52           4.04          9.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .89(a)    .87         .86           .87            .88           .88

Ratio of net investment income

   to average net assets                              5.47(a)   5.29        5.04          5.23           5.40          5.50

Portfolio Turnover Rate                              23.25(b)  47.10       99.51         91.37         115.62        114.78
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     434,848   438,827     575,213       653,515        690,093       867,157

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury
securities    are    valued    at    the    last
                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,137 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

18

The fund has an unused capital loss carryover of approximately $12,272,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended August 31, 2000, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Services, Inc., and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholders accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended August 31, 2000 the fund was charged $438,581 pursuant to the Plan, all of which
was    paid    to    DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $98,537 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such

20
compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2000, redemption fees charged and retained by the fund amounted to $480. Prior to June 1, 2000, this fee was chargeable within fifteen days following the
date    of    issuance    of    such    shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $94,611,111 and $112,973,754, respectively.

At  August  31, 2000, accumulated net unrealized appreciation on investments was
$10,383,785,   consisting  of  $19,301,046  gross  unrealized  appreciation  and
$8,917,261 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 21

                        For More Information

                        General Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940


                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   106SA008